Capital Management (Tables)	12 Months Ended
Oct. 31, 2019
Text block [abstract]
Summary of Regulatory Capital and Capital Ratios
The Bank’s regulatory capital ratios were as follows:

As at October 31 ($ millions)	2019	2018
Capital
Common Equity Tier 1 Capital	$46,578	$44,443
Net Tier 1 Capital	51,304	50,187
Total regulatory capital	59,850	57,364
Risk-weighted assets/exposures used in calculation of capital ratios
CET1 risk-weighted assets (1)(2)	$421,185	$400,507
Tier 1 risk-weighted assets (1)(2)	421,185	400,680
Total risk-weighted assets (1)(2)	421,185	400,853
Leverage exposures	1,230,648	1,119,099
Capital ratios
Common Equity Tier 1 capital ratio	11.1%	11.1%
Tier 1 capital ratio	12.2%	12.5%
Total capital ratio	14.2%	14.3%
Leverage ratio	4.2%	4.5%

(1)
In accordance with OSFI’s requirements, effective 2019, CVA risk-weighted assets have been fully phased-in.
In the prior year, scalars for CVA risk-weighted assets of 0.80, 0.83 and 0.86 were used to compute the CET1 capital ratio, Tier 1 capital ratio and Total capital ratio, respectively.

(2)
Since the introduction of Basel II in 2008, OSFI has prescribed a minimum capital floor for institutions that use the advanced internal ratings-based approach for credit risk. The Basel I capital floor add-on
is determined by comparing a capital requirement calculated by reference to Basel I against the Basel III calculation, as specified by OSFI. A shortfall in the Basel III capital requirement as compared with the Basel I floor is added to RWA. OSFI replaced the Basel I regulatory capital floor with a capital floor based on the Basel II standardized approach for credit risk, effective April 30, 2018. Revised capital floor requirements also include risk-weighted assets for market risk and CVA. Under this new Basel II regulatory capital floor requirement, the Bank does not have a capital floor add-on
as at October 31, 2019 and October 31, 2018.